Exhibit 10.1

Certain information marked as [***] has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

HOLOGEN NEURO AI LIMITED DEED OF AMENDMENT TO FRAMEWORK AGREEMENT Dated as of April 20, 2026

This DEED is dated April 20, 2026 and is made by and among:

PARTIES

(1)

Hologen Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74905 whose registered office is at PO Box 650, 1st Floor, Royal Chambers, St. Julian’s Avenue, St. Peter Port, GY1 3JX, Guernsey (“Hologen”);

(2)

Hologen Neuro AI Limited, a non-cellular company limited by shares incorporated in Guernsey with company number 74942 whose registered office is at PO Box 650, 1st Floor, Royal Chambers, St Julian’s Avenue, St Peter Port, GY1 3JX, Guernsey (the “Company”);

(3)

MeiraGTx Neuro UK Limited, a private company limited by shares incorporated in England with company number 16108121 and having its registered office at 92 Britannia Walk, London N1 7NQ UK (“MeiraGTx”); and

(4)	MeiraGTx Holdings plc, a Cayman Islands exempted company having a place of business at 655 Third Avenue, Suite 1115, New York, NY 10017, USA (“MeiraGTx Holdings”),

(each a “Party” and together the “Parties”).

BACKGROUND

(A)	The Parties entered into a framework agreement dated March 9, 2025, as amended from time to time (the “Framework Agreement”).
(B)	The Parties wish to amend the Framework Agreement as set out in this deed with effect from the date of this deed (“Variation Date”).
1.	TERMS DEFINED IN THE FRAMEWORK AGREEMENT

In this deed, expressions defined in the Framework Agreement and used in this deed have the meaning set out in the Framework Agreement unless otherwise defined. The rules of interpretation set out in the Framework Agreement apply to this deed.

[Signature Page to Deed of Amendment]

2.	VARIATION
2.1	With effect from the Variation Date, the Parties agree the following amendments to the Framework Agreement:

a)	Paragraph number 3 of the Recitals amended:

Paragraph 3 of the Recitals is deleted in its entirety and replaced with the following:

“WHEREAS, prior to Completion, Hologen shall pay an amount equal to [***] (the “Working Capital Commitment Amount”) to the Company in full in connection with the working capital that the Company must have on hand relating to the implementation of the Phase III Parkinson’s Disease trial (the “Pre-Completion Working Capital Commitment”);”

b)	New paragraph number 4 added to the Recitals:

Following paragraph 3 of the Recitals, a new paragraph 4 is inserted:

“WHEREAS, [***], the Company entered into that certain subscription agreement with MeiraGTx and Hologen (the “Pre-Completion Subscription Agreement”), pursuant to which: (i) the Company shall issue to MeiraGTx, and MeiraGTx shall subscribe for [***] Class A Shares in the issued share capital of the Company, representing [***] of the entire issued share capital of the Company, and at a subscription price of $0.0001 per Class A Share (the “MeiraGTx Subscription”); and (ii) the Company shall issue to Hologen, and Hologen shall subscribe for, [***] Class B Shares in the issued share capital of the Company, representing [***] of the entire issued share capital of the Company, for an aggregate subscription price of [***] (the “Hologen Subscription Payment”) (the “Hologen Subscription”, and together with the MeiraGTx Subscription, the “Pre-Completion Subscriptions”);”

c)	New paragraph number 5 added to the Recitals:

Following paragraph 4 of the Recitals, a new paragraph 5 is inserted:

“WHEREAS, following completion of the Hologen Subscription, and prior to Completion, the Company shall pay an amount equal to the Hologen Subscription Payment to MeiraGTx Licensor, to be credited towards the upfront payment due under the Collaboration Agreement, pursuant to, and in accordance with, the terms of this Agreement (the “Pre-Completion Upfront Payment”);”
d)	New paragraph number 6 added to the Recitals:

Following paragraph 5 of the Recitals, a new paragraph 6 is inserted:

“WHEREAS, subject to and conditional upon Completion, Hologen Limited shall purchase from MeiraGTx a total number of [***] Class A Shares (the “Sale Shares”) at a purchase price of [***] per share, pursuant to that certain Share Purchase Agreement (defined below) (the “Post-Completion Hologen Acquisition”). Following Completion of the Post-Completion Hologen Acquisition, the Parties agree that the Sale Shares (being Class A Shares) shall be reclassified/subdivided/redesignated as Class B Shares in the issued share capital of the Company; and”

e)	Section 1, definition of [***] amended:	The definition of [***] is amended to read as follows: [***]
f)	Section 1, definition of “Completion” amended:	The definition of “Completion” is amended to read as follows: ““Completion” means completion in accordance with Section 6.”
g)	Section 1, definition of “Foreign Investment Clearances” amended:

The definition of “Foreign Investment Clearances” is amended to read as follows:

““Foreign Investment Clearances” means the Secretary of State notifying the Parties pursuant to Section 17(8) of the NSIA Act that no further action will be taken in relation to the matters described by this Agreement; or in the event that a call-in notice is given in relation to the matters described in this Agreement, the Secretary of State either giving a final notification that no further action will be taken in relation to the matters described under this Agreement under the NSIA Act or making a final order permitting Completion to proceed subject only to such remedies and requirements as are acceptable to the Parties, and such order not being revoked or varied before Completion.”
h)	Section 1, definition of “Hologen Financing Provider” amended:

The definition of “Hologen Financing Provider” is amended to read as follows:

““Hologen Financing Provider” means any person (including any individual, bank or credit institution) that lends money or provides credit to Hologen, any of the Hologen Investors, or their respective Affiliates for the purpose of allowing Hologen to satisfy its obligations to the Company pursuant to the Transaction Agreements.”

i)	Section 1, a new definition of “Hologen Subscription Payment” added:	Following the definition of “Hologen Subscription”, the following new definition is inserted: ““Hologen Subscription Payment” is defined in the Recitals.”
j)	Section 1, definition of [***] amended:	The definition of [***] is amended to read as follows: [***]
k)	Section 1, a new definition of “Post-Completion Hologen Acquisition” added:	Following the definition of “Person”, the following new definition is inserted: ““Post-Completion Hologen Acquisition” is defined in the Recitals.”
l)

Section 1, the following new definitions of “Pre-Completion Subscription Agreement”, “Pre-Completion Subscriptions”, “Pre-Completion Upfront Payment”, “Pre-Completion Working Capital Commitment” and “Pre-Completion Transactions” added:

Following the definition of “Post-Completion Hologen Acquisition”, the following new definitions are inserted in the following order:

““Pre-Completion Subscription Agreement” is defined in the Recitals.”

““Pre-Completion Subscriptions” is defined in the Recitals.”

““Pre-Completion Upfront Payment” is defined in the Recitals.”

““Pre-Completion Working Capital Commitment” is defined in the Recitals.”

““Pre-Completion Transactions” means, collectively, the Pre-Completion Subscriptions, the Pre-Completion Upfront Payment, and the Pre-Completion Working Capital Commitment, and “Pre-Completion Transaction” shall be construed accordingly.”

m)	Section 1, a new definition of “Sale Shares” added:	Following the definition of “Sale of the Company”, the following new definition is inserted: ““Sale Shares” is defined in the Recitals.”
n)	Section 1, a new definition of “Share Purchase Agreement” added:

Following the definition of “Shares”, the following new definition is inserted:

““Share Purchase Agreement” means the share purchase agreement relating to the Post-Completion Hologen Acquisition, in substantially the form provided in Annex A of Schedule 6.5, between MeiraGTx and Hologen relating to the sale of the Sale Shares by MeiraGTx.”

o)	Section 1, definition of “Subscription Agreement” deleted:	The definition of “Subscription Agreement” is deleted in its entirety.
p)	Section 1, definition of “Transaction Agreements” amended:	The definition of “Transaction Agreements” is amended to read as follows: ““Transaction Agreements” means the Pre-Completion Subscription Agreement and this Agreement.”
q)	Section 1, a new definition of “Working Capital Commitment Amount” added:	Following the definition of “Transfer Shares”, the following new definition is inserted: ““Working Capital Commitment Amount” is defined in the Recitals.”

r)	Section 2.1 (Incorporation) amended:

Section 2.1 (Incorporation) is amended to read as follows:

“2.1Incorporation. At Completion, the Company shall (or shall procure) the filing of the New Articles, which shall be in form mutually acceptable to both Hologen and MeiraGTx. At Completion, the Company shall have issued share capital comprised of Class A Shares, representing [***] of the entire issued share capital and Class B Shares, representing [***] of the entire issued share capital. The rights and liabilities of the Members shall be determined pursuant to the Act, this Agreement and the New Articles. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act and the New Articles, control.”

s)	Section 4.1 (Completion Conditions) amended:

Section 4.1 (Completion Conditions) is amended to read as follows:

“4.1Completion Conditions. Completion is conditional on the following conditions being satisfied:

(a)all Foreign Investment Clearances shall have been obtained (the “Foreign Investment Clearances Condition”);

(b)[***]

(c)no law, injunction, order, or decree of any Governmental Entity or court is in effect which temporarily or permanently prohibits or enjoins the consummation of Completion in whole or a material portion thereof, and no Sanctions applying to any Party, nor any of the Hologen Investors or the Hologen Financing Providers, which have the effect of making unlawful, prohibiting, or otherwise restricting Completion or the performance by any Party of its obligations under this Agreement

(including, for the avoidance of doubt, circumstances where a transfer of shares in the Company is prohibited or otherwise restricted);

(d)Hologen having paid the Working Capital Commitment Amount to the Company in full to the nominated bank account of the Company (details of which have been provided to Hologen in writing prior to Completion);

(e)completion of each of the Hologen Subscription and the MeiraGTx Subscription, pursuant to, and in accordance with, the terms of the Pre-Completion Subscription Agreement, such that, immediately prior to and on Completion, Hologen is the registered holder of such number of Class B Shares representing [***] of the entire issued share capital of the Company and MeiraGTx is the registered holder of such number of Class A Shares representing [***] of the entire issued share capital of the Company; and

(f)the Company having paid an amount equal to the Hologen Subscription Payment to the MeiraGTx Licensor in full;

(each of Section 4.1(a), Section 4.1(b), Section 4.1(c), Section 4.1(d), Section 4.1(e) and Section 4.1(f), a “Completion Condition” and together the “Completion Conditions”). None of the Completion Conditions may be waived by any Party.”

t)	Section 4.5 (Notification of Satisfaction of Completion Condition) amended:

Section 4.5 (Notification of Satisfaction of Completion Condition) is amended to read as follows:

“4.5Notification of Satisfaction of Completion Condition. Each Party shall notify the other Parties of the satisfaction of the Foreign Investment Clearances Condition, [***] and each Pre-Completion Transaction as soon as possible after it has been satisfied and in any event within [***] of such satisfaction.”

u)	Section 5.1 (Post Completion Matters) amended:

Section 5.1 (Post Completion Matters) is amended to read as follows:

“5.1Effect from Completion. The following provisions of this Agreement are subject to, and will take effect from, Completion: Section 6.5 (Post-Completion Hologen Acquisition), Section 7 (Funding), Section 8.4 (Specific Limitations), Section 8.5 (Additional Members and Shares), Section 9 (Distributions and Allocations of Profit and Loss), Section 10 (Status, Rights and Powers of Members), Section 11 (Board of Directors and Investor Rights), Section 12 (Key Management Personnel), Section 13.2 (Inspection), Section 13.3 (Filings), Section 13.5 (Information Rights), Section 14 (Tax Matters), Section 15 (Transfer of Shares), Section 16 (Right of First Refusal; Right of Co-Sale; Preemptive Rights; and Drag-Along Rights), Section 17 (Dissolution of the Company), Section 18 (Indemnification) and Section 21 (Additional Covenants).”

v)	New Section 6.5 (Post-Completion Hologen Acquisition) added:

Following Section 6.4 (Right to Defer Completion), the following new Section 6.5 (Post-Completion Hologen Acquisition) is added:

“6.5Post-Completion Hologen Acquisition. Subject to and conditional upon Completion, Hologen shall purchase the Sale Shares from MeiraGTx in consideration for an aggregate purchase price of [***] pursuant to, and in accordance with, the terms of the Share Purchase Agreement, and the Parties will each comply with their obligations as set out in Schedule 6.5 to this Agreement. Immediately following completion of the Post-Completion Hologen Acquisition, the Parties agree that: (i) the Sale Shares shall be reclassified/subdivided/redesignated as Class B Shares in the issued share capital of the Company; and (ii) MeiraGTx shall be the registered holder of such number of Class A Shares in the issued share capital of the Company representing thirty percent (30%) of the entire issued share capital of the Company, and Hologen shall be the registered holder of such number of Class B Shares in the issued share capital of the Company representing seventy percent (70%) of the entire issued share capital of the Company. The purchase of the Sale Shares by Hologen pursuant to the Post-Completion Hologen Acquisition shall not be subject to the restrictions on the transfer of Shares set out in this Agreement (including Sections 15 and 16) or the Articles.”

w)	Section 7.1 (Hologen Commitment) amended:

Section 7.1 (Hologen Commitment) is amended to read as follows:

“7.1 Hologen Commitment. Hologen shall fund the Company (a) up to [***] pursuant to the terms and conditions of the Pre-Completion Subscription Agreement, (i) [***] of which shall be funded at Completion, and (ii) [***] of which shall be funded pursuant to the Post-Completion Hologen Acquisition in accordance with Section 6.5; and (b) [***].”

x)	Section 8.1 (Members) amended:

Section 8.1 (Members) is amended to read as follows:

“8.1Members. Hologen and MeiraGTx shall be committed to execute the Pre-Completion Subscription Agreement such that, immediately prior to and on Completion, Hologen shall be the registered holder of such number of Class B Shares constituting [***] of the entire issued share capital of the Company, and MeiraGTx shall be the registered holder of such number of Class A Shares constituting [***] of the entire issued share capital of the Company.”

y)	Section 9.2(b) (Liquidating and Non-Liquidating Distributions) amended:

Section 9.2(b) (Liquidating and Non-Liquidating Distributions) is amended to read as follows:

“(b)Liquidating and Non-Liquidating Distributions. Any Distributions, including any Distribution made in connection with any liquidation or winding up of the Company, any Deemed Liquidation Event or any Subsidiary Change of Control, shall be made as follows:

[***]”

z)	Section 11.3(d) (Actions Requiring Director Supermajority) amended:	Section 11.3(d) is amended to read as follows: [***]
aa)	Section 11.3(g) (Actions Requiring Director Supermajority) amended:	Section 11.3(g) is amended to read as follows: [***]
bb)	Section 11.3(l) (Actions Requiring Director Supermajority) amended:	Section 11.3(l) is amended to read as follows: [***]
cc)	A new Schedule 4.1 (Pre-Completion Transactions Deliverables) added:	A new Schedule 4.1 (Pre-Completion Transactions Deliverables) is added, a copy of which is appended to this deed at Annex A.
dd)	Schedule 6.2 (Completion Deliverables) amended:	Schedule 6.2 (Completion Deliverables) is amended, to read as shown in the copy of the amended Schedule 6.2 which is appended to this deed at Annex B.
ee)	A new Schedule 6.5 (Post-Completion Hologen Acquisition) added:	A new Schedule 6.5 (Post-Completion Hologen Acquisition) is added, a copy of which is appended to this deed at Annex C.
ff)	A new annex A (Share Purchase Agreement) to Schedule 6.5 (Post-Completion Hologen Acquisition) added:	A new annex A (Share Purchase Agreement) to Schedule 6.5 (Post-Completion Hologen Acquisition) is added, a copy of which is appended to this deed at Annex D.

2.2

This deed shall constitute a valid amendment of the Framework Agreement, pursuant to, and in accordance with, Section 22 (Amendments to Agreement) thereof. Except as set out in Section 2.1 above, the Framework Agreement shall continue in full force and effect.

2.3	To the extent of any conflict between the terms of the Framework Agreement and this deed, the terms of this deed shall prevail.

3.	GOVERNING LAW

This deed and the rights of the Parties hereunder arising out of or related to this deed or the transactions contemplated hereunder shall be governed by and construed in accordance with the laws of England and Wales, without regard to any conflicts-of-laws principles that would cause the application of laws of any jurisdiction other than those of England and Wales.

4.	JURISDICTION
4.1

Each party irrevocably agrees that the Courts of England shall have exclusive jurisdiction in relation to any dispute or claim arising out of or in connection with this deed or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims).

4.2

To the extent not prohibited by applicable law, each party hereto waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in the above-named court, any claim that such party is not subject personally to the jurisdiction of such court, that such party’s property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of such proceeding is improper, or that this deed or the subject matter thereof, may not be enforced in or by such court.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

ANNEX A

NEW SCHEDULE 4.1

PRE-COMPLETION TRANSACTIONS DELIVERABLES

1.	MeiraGTx shall deliver (or procure the delivery) to Hologen:
1.1.	a copy of the Pre-Completion Subscription Agreement duly executed by MeiraGTx; and
1.2.

a copy of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of MeiraGTx which approves and authorizes the execution and completion of the Pre-Completion Subscription Agreement.

2.	The Company shall deliver (or procure the delivery) to each of Hologen and MeiraGTx:
2.1.	a copy of the Pre-Completion Subscription Agreement duly executed by the Company; and
2.2.	a copy of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of the Company, which approve the following matters:
2.2.1.	the adoption of the New Articles;
2.2.2.	the redesignation/subdivision/reclassification of the Company’s share capital to give effect to the transactions contemplated by the Transaction Agreements;
2.2.3.

the registration and entry into the register of members of the Company of: (i) MeiraGTx as the holder of the relevant Class A Shares; and (ii) Hologen as the holder of the relevant Class B Shares, in each case, pursuant to, and in accordance with, the terms of the Pre-Completion Subscription Agreement;

2.2.4.

the issuance of share confirmations representing the relevant Class A Shares and Class B Shares held, respectively, by MeiraGTx and Hologen, pursuant to, and in accordance with, the terms of the Pre-Completion Subscription Agreement;

2.2.5.	the payment of an amount equal to the Hologen Subscription Payment to the MeiraGTx Licensor in full, following completion of the Hologen Subscription; and

2.2.6.	the receipt of payment by Hologen to the Company in full of an amount equal to the Working Capital Commitment Amount.
3.	Hologen shall deliver (or procure the delivery) to MeiraGTx:
3.1.	a copy of the Pre-Completion Subscription Agreement duly executed by Hologen;
3.2.

a copy of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of Hologen which approves and authorizes: (i) the execution and completion of the Pre-Completion Subscription Agreement; and (ii) the payment of an amount equal to the Working Capital Commitment Amount to the Company in full;

3.3.

copies of the share confirmations duly executed by the Company representing the relevant Class A Shares and Class B Shares held, respectively, by MeiraGTx and Hologen, pursuant to, and in accordance with, the terms of the Pre-Completion Subscription Agreement;

3.4.	a copy of the register of members of the Company duly updated to reflect the completion of the MeiraGTx Subscription and the Hologen Subscription;
3.5.	evidence (to the reasonable satisfaction of MeiraGTx) confirming the payment of the Working Capital Commitment Amount to the Company in full; and
3.6.	evidence (to the reasonable satisfaction of MeiraGTx) confirming the payment of an amount equal to the Hologen Subscription Payment by the Company to the MeiraGTx Licensor in full.

ANNEX B

AMENDED SCHEDULE 6.2

COMPLETION DELIVERIES

1.	At Completion MeiraGTx shall deliver or procure the delivery of:
1.1.	a copy of the Collaboration Agreement duly executed by MeiraGTx and MeiraGTx Licensor;
1.2.

a copy of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of MeiraGTx which approves and authorises the execution and completion of (i) this Agreement, and (ii) the Collaboration Agreement, and which approve the form of Share Purchase Agreement; and

1.3.

and copy of the resolutions (whether in the form of minutes or written resolutions) passed by the sole member of MeiraGTx Licensor which approves and authorises the execution and completion of the Collaboration Agreement.

2.

At Completion Hologen and MeiraGTx shall deliver or procure the delivery of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of the Company or by Hologen and MeiraGTx in their capacity as Members of the Company (as appropriate) as may be necessary to:

2.1.	appoint the initial MeiraGTx Directors and appoint the initial Hologen Directors and the chairperson of the Board of Directors; and
2.2.

instruct the secretary of the Company to (i) make the necessary filings and (ii) update the company books and records to reflect the appointment of the new directors and MeiraGTx and Hologen as shareholders of the Company.

3.

At Completion the Company shall deliver or procure the delivery of the resolutions (whether in the form of minutes or written resolutions) passed by the Company in its capacity as the sole shareholder (as appropriate) as may be necessary to:

3.1.	adopt the Collaboration Agreement.
4.	At Completion Hologen shall deliver or procure the delivery of:
4.1.

a copy of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of Hologen which approve and authorize the execution and completion of this Agreement, and which approve the form of Share Purchase Agreement.

ANNEX C

NEW SCHEDULE 6.5

POST-COMPLETION HOLOGEN ACQUISITION

1.	MeiraGTx shall deliver (or procure the delivery) to Hologen:
1.1.	a copy of the Share Purchase Agreement duly executed by MeiraGTx;
1.2.	a stock transfer form in respect of the Sale Shares to be transferred to Hologen pursuant to the Share Purchase Agreement duly executed by MeiraGTx; and
1.3.

a copy of the resolutions (whether in the form of minutes or written resolutions) passed by the board of MeiraGTx which approve and authorise the execution and completion of the Share Purchase Agreement.

2.

The Company shall deliver or procure the delivery of the resolutions (whether in the form of minutes or written resolutions) duly passed by the board of directors of the Company which approve the following matters:

2.1.	the registration of the transfer of the Sale Shares to Hologen and the entry of Hologen in the register of members of the Company; and
2.2.

the instruction to the secretary of the Company to (i) file all appropriate resolutions and forms relating to the matters provided for in this paragraph 2 of this Schedule 6.5 and (ii) update the company books.

3.	Hologen shall deliver (or procure the delivery) to MeiraGTx:
3.1.	a copy of the Share Purchase Agreement duly executed by Hologen; and
3.2

a copy of the resolutions (whether in the form of minutes or written resolutions) passed by the board of Hologen which approve and authorise the execution and completion of the Share Purchase Agreement.

ANNEX D

NEW ANNEX TO SCHEDULE 6.5

SHARE PURCHASE AGREEMENT

[***]

IN WITNESS WHEREOF, the parties intending to be bound have caused this deed to be executed and delivered as a DEED on the date specified at the beginning of this deed by their duly authorized representatives.

EXECUTED as a DEED by	/s/ Henry Smith

HOLOGEN LIMITED	Director

acting by a director in the presence of:

Witness’ signature:	/s/ James Dumont-Gale

Name (print):	James Dumont-Gale

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

HOLOGEN NEURO AI LIMITED	/s/ Henry Smith

acting by a director in the presence of:	Director

Witness’ signature:	/s/ James Dumont-Gale

Name (print):	James Dumont-Gale

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

MEIRAGTX NEURO UK LIMITED	/s/ Rich Giroux

acting by a director in the presence of:	Director

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]

EXECUTED as a DEED by

MEIRAGTX HOLDINGS PLC	/s/ Alexandria Forbes

acting by a director in the presence of:	Director

Witness’ signature:	/s/ Robert Wollin

Name (print):	Robert Wollin

Occupation:	[***]

Address:	[***]

[Signature Page to Deed of Amendment]